UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 1, 2021

AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1 West First Avenue Conshohocken, PA		19428-1800
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (610) 727-7000

Not Applicable
____________________________________________
Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	ABC	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

EXPLANATORY NOTE

On June 2, 2021, AmerisourceBergen Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report, among other things, its acquisition from Walgreens Boots Alliance, Inc. (“WBA”) of a majority of WBA’s Alliance Healthcare businesses (“Alliance Healthcare”), pursuant to a Share Purchase Agreement, dated January 6, 2021, by and between the Company and WBA.

This Current Report on Form 8-K/A (this “Amended 8-K”) amends and supplements the Original 8-K filed by the Company, and is being filed to provide the historical statements and the pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively.  In accordance with the requirements of Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K, this Amended 8-K is being filed within 71 calendar days of the date that the Original 8-K was required to be filed with respect to the above referenced transaction.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The following audited financial statements of Alliance Healthcare are incorporated herein by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on March 23, 2021.

●	Combined Balance Sheets as of August 31, 2020 and August 31, 2019;
●	Combined Statements of Equity for the years ended August 31, 2020 and August 31, 2019;
●	Combined Statements of Earnings for the years ended August 31, 2020 and August 31, 2019;
●	Combined Statements of Comprehensive Income for the years ended August 31, 2020 and August 31, 2019;
●	Combined Statements of Cash Flows for the years ended August 31, 2020 and August 31, 2019; and
●	Notes to Combined Financial Statements.

The following unaudited financial statements of Alliance Healthcare are filed as Exhibit 99.2 to this Amended 8-K and are incorporated herein by reference:

●	Unaudited Combined Condensed Balance Sheets as of May 31, 2021 and August 31, 2020;
●	Unaudited Combined Condensed Statements of Equity for the three and nine months ended May 31, 2021 and May 31, 2020;
●	Unaudited Combined Condensed Statements of Earnings for the three and nine months ended May 31, 2021 and May 31, 2020;
●	Unaudited Combined Condensed Statements of Comprehensive Income for the three and nine months ended May 31, 2021 and May 31, 2020;
●	Unaudited Combined Condensed Statements of Cash Flows for the nine months ended May 31, 2021 and May 31, 2020; and
●	Notes to Combined Condensed Financial Statements (Unaudited).

(b) Pro forma financial information.

The following unaudited condensed combined pro forma statement of operations combining the historical consolidated financial statements of the Company and Alliance Healthcare, reflecting the acquisition of Alliance Healthcare by the Company, are filed as Exhibit 99.3 to this Amended 8-K and are incorporated herein by reference:

●	Unaudited Condensed Combined Pro Forma Statement of Operations for the year ended September 30, 2020 and for the nine months ended June 30, 2021; and
●	Notes to Unaudited Condensed Combined Pro Forma Financial Statements.

No unaudited condensed combined pro forma balance sheet is required to be filed because the assets and liabilities of Alliance Healthcare are reflected on the Company’s consolidated balance sheet as of June 30, 2021 disclosed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021.  The unaudited condensed combined pro forma financial information includes various assumptions, including those related to the preliminary purchase price allocation of the assets acquired and the liabilities assumed of Alliance Healthcare based on management’s best estimates of fair value. The final purchase price allocation may vary based upon final appraisals, valuations, and analyses of the fair value of the assets acquired and assumed liabilities and is subject to change.  Accordingly, the pro forma adjustments are preliminary and have been made solely for illustrative purposes.  The unaudited condensed combined pro forma statement of operations for the year ended September 30, 2020 filed herewith reflects current assumptions as of the date hereof and supersedes the unaudited condensed combined pro forma statement of operations for the year ended September 30, 2020 included as Exhibit 99.3 of the Company’s Current Report on Form 8-K filed on March 23, 2021.

The pro forma financial information included in this Amended 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and Alliance Healthcare would have achieved had the businesses been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined businesses may achieve.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1
Alliance Healthcare Audited Combined Financial Statements as of August 31, 2020 and August 31, 2019 and for the two years ended August 31, 2020 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on March 23, 2021).

99.2	Alliance Healthcare Unaudited Combined Condensed Financial Statements as of May 31, 2021 and for the three and nine months ended May 31, 2021 and 2020.

99.3	Unaudited Condensed Combined Pro Forma Financial Statements for the year ended September 30, 2020 and for the nine months ended June 30, 2021.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmerisourceBergen Corporation

August 13, 2021	By:	/s/ James F. Cleary
		Name:	James F. Cleary
		Title:	Executive Vice President and Chief Financial Officer